SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 15, 2003

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

ITEM 5.	OTHER EVENTS

By press release dated April 15, 2003, Mellon Financial Corporation announced that James F. Orr III has been elected to its board of directors and James D. Aramanda has been named a vice chairman.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Mellon Financial Corporation Press Release dated April 15, 2003, announcing results of operations for the first quarter of 2003 and an increase in the quarterly common stock dividend.

99.2	Mellon Financial Corporation Press Release dated April 15, 2003, regarding the matter referenced in Item 5 above.

ITEM 9.	REGULATION FD DISCLOSURE

The information below included in this Current Report on Form 8-K is provided under Item 12. This information is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 and the Securities Exchange Act of 1934 which state that this Current Report on Form 8-K is incorporated therein by reference.

On April 15, 2003, the Registrant issued a press release announcing results of operations for the first quarter of 2003, and announcing an increase in its quarterly common stock dividend. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. However, the references in the press release to the Registrant’s website, www.mellon.com, shall not be deemed to include the contents of the website in the press release or in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: April 15, 2003	By:	/s/ MICHAEL A. BRYSON
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated April 15, 2003	Filed herewith

99.2	Press Release dated April 15, 2003	Filed herewith